UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 1, 2015

EliteSoft Global Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55240	47-1208256
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Unit A-9-4, Northpoint Office Suite, Mid Valley City

No. 1, Medan Syed Putra Utara, Kuala Lumpur, Malaysia 59200

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(60) 16 206 6315

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

1

Item 1.01  Entry into a Material Definitive Agreement.

Assignment Assumption Agreement with EliteSoft Asia Sdn Bhd

On June 1, 2015, EliteSoft Global Inc. (the "Company"), entered into two agreements relating to the development of the business of the Company.

First, the Company executed an assignment assumption agreement (the “Assignment and Assumption Agreement”) with EliteSoft Asia Sdn Bhd. (“ESA”), a Malaysian-based technical software and services corporation.  Pursuant to the Agreement, the Company intends provide performance on its agreement by providing professional services related to the items as outlined in the Assignment and Assumption Agreement. Pursuant to the Agreement, the parties also agreed that the consideration to be paid for the Assignment will be 2,000,000 shares of the Company’s restricted common stock to ESA.  The Company anticipates granting piggy-back registration rights to ESA for the shares of the Company’s common stock issued to ESA on any future registration statement under the Securities Act of 1933.

Technology Services Agreement with Youthlite Sdn Bhd

In addition, on May 28, 2015, the Company entered into a two year Technology Services Agreement with Youthlite Sdn Bhd, a natural skin care and cosmetics company based in Malaysia to be effective on June 1, 2015.

Pursuant to the Technology Services Agreement, Youthlite Sdn Bhd ("Youthlite") granted to the Company, subject to the terms and conditions of the Technology Services Agreement, an agreement to provide certain technology services by the Company as set forth within the terms of the Technology Services Agreement.

The foregoing summaries of the terms and conditions of the Assignment and Assumption Agreement, and the Technology Services Agreement, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Assignment and Assumption Agreement, and the Technology Services Agreement, which are included as exhibits hereto.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The Company has issued 2,000,000 shares of its restricted common stock to ESA in consideration of the Assignment and Assumption Agreement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Assignment and Assumption Agreement, dated June 1, 2015
10.2	Technology Services Agreement, dated June 1, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EliteSoft Global Inc.

By: /s/ Swee Seong "Eugene" Wong

Swee Seong "Eugene" Wong

Chief Executive Officer (Principal Executive Officer) and Chairman of the Board of Directors

(Principal Executive Officer)

By:  /s/ Khoo Mae Ling
Khoo Mae Ling

Chief Financial Officer, Secretary and Director

(Principal Financial Officer)

Date: June 2, 2015

3